UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 15, 2019
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
           (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	CP	New York Stock Exchange
Common Share Purchase Rights		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2019, the Board of Directors (the “Board”) of Canadian Pacific Railway Limited (the “Company”) appointed Andrea Robertson and Edward R. Hamberger as directors effective July 15, 2019. Ms. Robertson will serve as a member of the Corporate Governance and Nominating Committee as well as the Management Resources and Compensation Committee, effective July 15, 2019. Mr. Hamberger will serve as a member of the Audit and Finance Committee as well as the Risk and Sustainability Committee, effective July 15, 2019.

There is no arrangement or understanding with any person pursuant to which either Ms. Robertson or Mr. Hamberger was appointed as a member of the Board. There are no transactions or relationships between the Company and either Ms. Robertson or Mr. Hamberger that are reportable under Item 404(a) of Regulation S-K. Ms. Robertson and Mr. Hamberger will each be compensated in accordance with the Company’s standard compensation policies and practices for non-executive directors, the components of which were disclosed in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on April 24, 2019, in the section titled “Director Compensation”.

A copy of the press release announcing Ms. Robertson and Mr. Hamberger’s appointments to the Board is attached as Exhibit 99.1 to this current report on Form 8- K.

ITEM 9.01.          Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Exhibit Description

Exhibit 99.1	Press Release dated July 15, 2019, announcing the appointment of Ms. Robertson and Mr. Hamberger to the Board of Directors

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	Press Release dated July 15, 2019, announcing the appointment of Ms. Robertson and Mr. Hamberger to the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2019

CANADIAN PACIFIC RAILWAY LIMITED

By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary